Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated September 22, 2020 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2020

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2020.

Effective on or about October 23, 2020 (“Effective Date”), the Great-West Loomis Sayles Small Cap Value Fund will be renamed the Great-West Small Cap Value Fund. Accordingly, as of the Effective Date, all references to Great-West Loomis Sayles Small Cap Value Fund in the Prospectus and SAI are hereby deleted and replaced with Great-West Small Cap Value Fund.

At in-person meetings held on June 10-11, 2020, the Board of Directors of Great-West Funds, Inc. approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West Invesco Small Cap Value Fund (“Acquired Fund”), with and into the Great-West Small Cap Value Fund (“Acquiring Fund”). It is anticipated the merger will be completed on or about October 23, 2020 (the “Merger Date”).

Participants may transfer assets out of the Variable Sub-Account for the Acquired Fund at any time prior to the Merger Date. Effective as of the close of business October 23, 2020, any assets remaining in the Variable Sub-Account for the Acquired Fund will become invested in the Variable Sub-Account for the Acquiring Fund. Any Participant utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Variable Sub-Account for the Acquired Fund will automatically be directed to the Variable Sub-Account for the Acquiring Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2020.

Please read this Supplement carefully and retain it for future reference.